13

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[X]          Preliminary  Proxy  Statement
[  ]          Definitive  Proxy  Statement
[  ]          Definitive  Additional  Materials
[  ]          Soliciting  Material  Pursuant  to Rule 14a-11(c) or Rule 14a-12
[  ]        Confidential, For Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

                             MONACO FINANCE, INC.
                             --------------------
               (Name of Registrant as Specified in Its Charter)

                                      N/A
                                      ---
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]          No  fee  required.

[  ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     1)        Title of each class of securities to which transaction applies:

     2)          Aggregate  number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)          Proposed  maximum  aggregate  value  of  transaction:

     5)          Total  fee  paid:

     [  ]          Fee  paid  previously  with  preliminary  materials:

     [  ]          Check  box  if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)          Amount  Previously  Paid:

     2)          Form,  Schedule  or  Registration  Statement  No.:

     3)          Filing  Party:

     4)          Date  Filed:

PRELIMINARY  COPIES

                             MONACO FINANCE, INC.
                      370 SEVENTEENTH STREET, SUITE 5060
                            DENVER, COLORADO 80202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD NOVEMBER 12, 1998

     Notice  is  hereby  given  that  a  Special  Meeting of Shareholders (the
"Special Meeting") of Monaco Finance, Inc., a Colorado corporation (the "Company"), will be held at 370 Seventeenth Street, Suite 5060, Denver, Colorado at 10:00 a.m. on November 12, 1998, for the following purposes:

     1. To consider and approve a proposal to amend the Company's Articles of Incorporation with respect to its 8% Cumulative Convertible Preferred Stock
- Series 1998-1 (the "Preferred Stock") to (i) change the Conversion Ratio of the Preferred Stock from one share of Class A Common Stock for each two shares of Preferred Stock that are converted to four shares of Class A Common Stock for each two shares of Preferred Stock that are converted, and (ii) to provide that the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock shall be proportionately adjusted in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock.

     2. To consider and approve a proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock on the basis of one share for each five shares then outstanding (the "Reverse Stock Split").

     3. To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

     Only the holders of record of shares of the Company's Class A Common Stock, $.01 par value, Class B Common Stock, $.01 par value, and Preferred Stock, no par value, at the close of business on September 25, 1998, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     You are cordially invited to attend the Special Meeting in person. All shareholders, whether or not they plan to attend the Special Meeting, are requested to complete, date and sign the enclosed proxy and return it promptly in the envelope provided for that purpose. Shareholders who attend the Special Meeting may revoke their proxies and vote in person as set forth in the accompanying Proxy Statement.

                      By Order of the Board of Directors,

                      -----------------------------------
                          Irwin L. Sandler, Secretary
                                October 8, 1998

PRELIMINARY  COPIES
                             MONACO FINANCE, INC.
                      370 SEVENTEENTH STREET, SUITE 5060
                            DENVER, COLORADO 80202


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD NOVEMBER 12, 1998


                                 INTRODUCTION

SOLICITATION,  EXERCISE  AND  REVOCABILITY  OF  PROXY
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monaco Finance, Inc. (the "Company"), for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on November 12, 1998, at 10:00 a.m., local time, at the offices of the Company located at 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. This Proxy Statement, the accompanying form of proxy and the Notice of Special Meeting will be first given or mailed to the Company's shareholders on or about October 8, 1998. All costs incurred in connection with this proxy solicitation will be borne by the Company.

     Because many of the Company's shareholders may be unable to attend the Special Meeting in person, the Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Special Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice regarding each matter by marking the appropriate box on the enclosed form of proxy; and (iii) sign, date and return the form of proxy in the enclosed envelope.

     All shares of the Company's Class A Common Stock, $.01 par value, and Class B Common Stock, $.01 par value (collectively, the "Common Stock"), and 8% Cumulative Convertible Preferred Stock, Series 1998-1, no par value (the "Preferred Stock"), represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon, unless such proxies have previously been revoked. All shares represented by valid proxies will be voted, unless instructions to the contrary are marked, in favor of the matters submitted for approval at the Special Meeting described herein as to which such shares are entitled to vote and, in the discretion of the proxy holders named therein, with respect to such other matters as may properly come before the Special Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Special Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Special Meeting to be effective.

VOTING
     One purpose of the Special Meeting is to consider and approve an amendment to the Company's Articles of Incorporation to (i) change the Conversion Ratio of the Preferred Stock from one share of Class A Common Stock for each two shares of Preferred Stock that are converted to four shares of Class A Common Stock for each two shares of Preferred Stock that are converted, and (ii) to provide that the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock will be proportionately adjusted in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock.

     Another purpose of the Special Meeting is to consider and approve a proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock on the basis of one share for each five shares then outstanding (the "Reverse Stock Split").

     Only persons holding Common Stock or Preferred Stock of record at the close of business on September 25, 1998 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Holders of Class A Common Stock, Class B Common Stock and Preferred Stock will vote as separate voting groups on the proposed amendment to the Articles of Incorporation and holders of Class A Common Stock and Class B Common Stock will vote as separate voting groups on the Reverse Stock Split. Holders of Class A Common Stock and Class B Common Stock will vote together as a single voting group on all other matters submitted for stockholder approval at the Special Meeting. Holders of Class A Common Stock and the Preferred Stock will be entitled to one vote for each share held of record as of the Record Date, and holders of Class B Common Stock will be entitled to three votes for each share held of record as of the Record Date. As of the Record Date, 12,772,788 shares of Class A Common Stock were issued and outstanding entitled to cast an aggregate of 12,772,788 votes; 1,273,715 shares of Class B Common Stock were issued and outstanding entitled to cast an aggregate of 3,821,145 votes; and 2,356,236 shares of Preferred Stock were issued and outstanding entitled to cast an aggregate of 2,356,236 votes. The presence, in person or by proxy, by the holders of a majority of the votes entitled to be cast on the matter by any voting group entitled to vote at the Special Meeting constitutes a quorum for the transaction of business by that group. If a quorum is present, (i) the proposed amendment to the Articles of Incorporation requires approval by a majority of all the votes entitled to be cast by the holders of the Class A Common Stock, Class B Common Stock and Preferred Stock as separate voting groups, and (ii) the Reverse Stock Split will be approved if the votes cast favoring the action exceed the votes cast opposing the action by the holders of the Class A Common Stock and Class B Common Stock as separate voting groups.

     Votes cast by proxy at the Special Meeting will be tabulated by an automatic system administered by the Company's transfer agent. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Special Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Special Meeting and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     The relative rights of the holders of shares of Common Stock and Preferred Stock (collectively referred to as the "Stockholders") will not change as a result of implementation of the Reverse Stock Split. However, the proposed amendment to the Articles of Incorporation will result in the number of shares of Class A Common Stock issuable upon full conversion of the Preferred Stock being increased by a factor of four. See "Item 1-Approval of Amendment to Articles of Incorporation" for further discussion of the reasons for and effect of the proposed amendment to the Articles of Incorporation. Stockholders of the Company do not have dissenter's rights of appraisal with respect to either of these actions.

     As of the Record Date, Pacific USA Holdings Corp. ("Pacific USA") had direct and indirect voting power over approximately 54.9% of the outstanding shares of Class A Common Stock, 100% of the outstanding shares of Class B Common Stock, approximately 65.3% of the total combined voting power of the outstanding shares of Common Stock and 100% of the outstanding shares of Preferred Stock. It is expected that Pacific USA will vote in favor of the proposals described in this Proxy Statement.

                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Citicorp Center, 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, electronically filed documents, including reports, proxy statements and other information filed by the Company, can be obtained from the SEC's Web Site at http://www.sec.gov. The Company's Class A Common Stock is quoted on the Nasdaq National Market. Reports, proxy statements and other information concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

                             _____________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE
SOLICITATION OF A PROXY BY ANY PERSON IN ANY JURISDICTION OR IN ANY CIRCUMSTANCES IN WHICH SUCH SOLICITATION WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.


                        ITEM 1-APPROVAL OF AMENDMENT TO
                           ARTICLES OF INCORPORATION
     The Company's Board of Directors has unanimously approved a proposal to amend the Company's Articles of Incorporation with respect to its Preferred Stock to (i) change the Conversion Ratio of the Preferred Stock from one share of Class A Common Stock for each two shares of Preferred Stock that are converted to four shares of Class A Common Stock for each two shares of Preferred Stock that are converted, and (ii) provide that the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock shall be proportionately adjusted in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock.

     As of the date of this Proxy Statement, the Company's Articles of Incorporation provide that the Conversion Ratio (as defined therein) of the Preferred Stock into shares of Class A Common Stock shall be proportionately adjusted in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock. However, the Articles of Incorporation are silent regarding the effect of any such action upon the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock. The proposed amendment to the Articles of Incorporation will provide for automatic and proportionate adjustment of such market price in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock.

     The Articles of Incorporation presently provide that the market price that causes automatic conversion of the Preferred Stock shall be $6.00 per share of Class A Common Stock. No adjustment to this amount will be made if the proposed amendment to the Articles of Incorporation is approved. However, if the Reverse Stock Split subsequently is effected, then the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock will be increased to $30.00 per share of Class A Common Stock.

REASONS  FOR  AMENDMENT  TO  ARTICLES  OF  INCORPORATION
     The Company entered into an Amended and Restated Asset Purchase Agreement (the "Agreement") dated as of January 8, 1998, with Pacific USA Holdings Corp., a Texas corporation ("Pacific USA") and certain of its wholly-owned or partially-owned subsidiaries providing for, among other things, the purchase by the Company of sub-prime automobile loans having an unpaid principal balance of approximately $81,115,233 for a purchase price of $77,870,623 of which $73,003,709 was paid in cash. The balance of the purchase price, $4,866,914, was paid by the issuance of 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1 (the "Preferred Stock"). Each share of Preferred Stock is convertible at any time into one-half share of Class A Common Stock, or an aggregate of up to 1,216,728 shares of Class A Common Stock. As of the Record Date and pursuant to the Agreement, Pacific USA had repurchased delinquent loans sold to the Company's for the Company's cost of $2.6 million. Also pursuant to the Agreement, Pacific USA has surrendered 77,221 shares of Preferred Stock to the Company for cancellation. Accordingly, as of the record date, 2,356,236 shares of Preferred Stock are issued and outstanding and are convertible into 1,178,118 shares of Class A Common Stock. Pursuant to the Agreement, Pacific USA may, in the future, surrender additional shares of Preferred Stock to the Company for cancellation.

     On September 1, 1998, the Company entered into a Conversion and Rights Agreement (the "Agreement") with Pacific USA. In June and July 1998, Pacific USA loaned the Company the principal amount of $5,000,000. Pursuant to the Agreement, $4,463,250 of the principal amount of the loan was converted, effective July 1, 1998, into 4,698,157 shares of the Company's Class A Common Stock at a conversion price of $.95 per share. The conversion price is the book value per share of the Company's issued and outstanding Common Stock as of June 30, 1998. The closing price of the Class A Common Stock on the Nasdaq Stock Market was $.50 per share on June 30, 1998, and $.38 per share on September 1, 1998. The unpaid principal balance of the loan, $536,750, likewise is convertible into Class A Common Stock at a conversion price of $.95 per share.

     Concurrently, the Company and Pacific USA agreed, subject to shareholder approval, to reduce the price for conversion of the Preferred Stock into Class A Common Stock by a factor of four thereby increasing the number of shares of Class A Common Stock issuable upon full conversion of the Preferred Stock from 1,178,118 shares to 4,712,472 shares, an increase of 3,534,354 shares. As of the Record Date, approximately 14,046,503 shares of Common Stock were issued and outstanding. Thus, the amendment to the Company's Articles of Incorporation will have the potential of increasing the number of issued and outstanding shares of Common Stock by approximately 25%. Accordingly, if the amendment is approved by shareholders and effected, the additional shares of Class A Common Stock issuable upon full conversion of the Preferred Stock could result in substantial dilution to existing holders of the Common Stock.

     Messrs. Cutrona, Bradley, Sloan, Hashaway and Clark, all of whom are directors of the Company, also are directors and/or officers of Pacific USA or one or more of its directly or indirectly owned subsidiaries. Mr. Cutrona also is the Company's Chief Executive Officer. The remaining directors (Messrs. Ginsburg, Sandler and Snyder) are not affiliated with Pacific USA or any of its subsidiaries other than as a result of the ownership by Pacific USA and certain of its subsidiaries of securities issued by the Company. See "Security Ownership of Certain Beneficial Owners and Management."

     The text of the proposed amendment to the Company's Articles of Incorporation is attached hereto as Annex A. Stockholders are urged to read the proposed amendment in its entirety.

VOTE  REQUIRED
     If quorums of the Class A Common Stock, the Class B Common Stock and the Preferred Stock are present at the Special Meeting, the proposed amendment to the Articles of Incorporation requires approval by a majority of all votes entitled to be cast thereon by the holders of the Class A Common Stock, Class B Common Stock and Preferred Stock as separate voting groups. Properly signed proxies returned to the Company at or prior to the Special Meeting will be voted in favor of the amendment to the Articles of Incorporation unless contrary instructions are specified.

NO  DISSENTERS'  RIGHTS  OF  APPRAISAL
     Under Colorado law, Stockholders are not entitled to dissenters' rights of appraisal with respect to the proposed amendment to the Articles of Incorporation.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

                ITEM 2-APPROVAL OF POSSIBLE REVERSE STOCK SPLIT
     The Company's Board of Directors has unanimously approved a proposal to authorize the Board to effect, in the exercise of its business judgment, a reverse split of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock on the basis of one share for each five shares then outstanding (the "Reverse Stock Split"), as determined by the Board at any time within one year after the date of the Special Meeting (the "Reverse Stock Split Proposal"). The Reverse Stock Split will not be effected automatically if approved by the Stockholders, but rather will require Board authorization. No amendment will be required or made to the Company's Articles of Incorporation.

REASONS  FOR  THE  REVERSE  STOCK  SPLIT
     ALTHOUGH THE BOARD OF DIRECTORS IS NOT PROPOSING TO IMPLEMENT THE REVERSE STOCK SPLIT AT THIS TIME, THE BOARD OF DIRECTORS IS SEEKING STOCK-HOLDER APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL IN ADVANCE OF A DECISION BY THE BOARD OF DIRECTORS TO IMPLEMENT THE REVERSE STOCK SPLIT IN ORDER TO PROMPTLY RESPOND TO DEVELOPMENTS THAT THE BOARD OF DIRECTORS, IN ITS BUSINESS JUDGMENT, DETERMINES MAKES SUCH REVERSE STOCK SPLIT NECESSARY OR ADVISABLE.

     The Company is engaged in the business of providing alternative financing to purchasers of automobiles who do not qualify for traditional sources of financing due to low income levels and/or adverse credit history. No single financial institution has a significant market share of this "sub-prime" credit market. Since 1994, competition in the sub-prime credit market has increased markedly which has resulted in a substantial reduction in the number of available loans which meet the Company's credit standards. However, during this period of time the Company has maintained its credit standards and also committed substantial resources to develop internal systems, including an automated proprietary credit scoring system. While the Company's new and enhanced systems enable it to support a larger loan portfolio, it has been unable to obtain a sufficient number of loans meeting its credit standards to allow profitable operations. As a result, the Company has incurred substantial operating losses. Notwithstanding, the Company has been able to obtain debt and equity financing.

     Within the past few years, many companies in the industry have incurred significant losses due to poor credit evaluation practices which led to business failures and other financial problems. As a result, stock prices decreased substantially and stock brokers and market analysts soured on the industry. Accordingly, there has been little market support for the stock of public companies in the sub-prime industry.

     Notwithstanding, the sub-prime credit industry continues to grow. The remaining competitors in this industry, including the Company, are relatively strong. In 1997 and early 1998, the Company acquired, in portfolio purchases, over $100 million in principal amount of sub-prime loans which allows the Company to more fully utilize the various systems it has developed. Management believes the Company is well positioned to significantly expand its market share, without compromising its credit standards, through portfolio purchases of loans and expansion of its network of dealers from which it acquires loans.

     The Company's Class A Common Stock presently is traded on the Nasdaq National Market. Commencing February 23, 1998, the requirements for continued trading of securities on the Nasdaq National Market and on the Nasdaq Small Cap Market were changed to include requirements that (i) the minimum bid price for common stock must be $1.00 or more per share, and (ii) the market value of the public float must be $5 million or more for a National Market security and $1 million or more for a Small Cap Market security. "Public float" is defined as outstanding shares other than those held by officers, directors and beneficial owners of more than ten percent of the total shares outstanding. If a deficiency exists for a period of 30 consecutive business days, Nasdaq is required to promptly notify the issuer, which will have a period of 90 calendar days from such notification to achieve compliance. Compliance can be achieved by meeting the applicable standard for a minimum of ten consecutive business days during the 90-day compliance period. From February 23, 1998, to the date of this Proxy Statement, the bid price of the Class A Common Stock has been less than $1.00 per share and the market value of the public float has been less than $5 million, but greater than $1 million. As of the Record Date, approximately 5,741,109 shares of Class A Common Stock comprise the Company's public float. After the Reverse Stock Split, to meet the National Market requirement of $5 million in public float, the market price would have to be approximately $4.36 per share and to meet the Small Cap Market requirement of $1 million in public float, the market price would have to be approximately $.88 per share.

     By letter dated February 27, 1998, Nasdaq advised the Company that it was not in compliance with the new market value of public float and minimum bid price requirements and that the Company had until May 28, 1998, to achieve compliance. Since the Company did not meet the requirements, by letter dated May 29, 1998, Nasdaq advised the Company that the Class A Common Stock would be delisted unless the Company requested a hearing. The request, which was made, had the effect of staying the delisting. By letter dated August 11, 1998, the Nasdaq Listing Qualifications Panel (the "Panel") denied the Company's request for continued listing. The Company requested a hearing before a new Panel, which will stay the Panel's delisting determination pending the final determination of the new Panel.

     If required by Nasdaq, the Company will effect the Reverse Stock Split. However, that is the least desirable means of achieving compliance. While the Reverse Stock Split may satisfy the requirement of a minimum bid price of $1.00 per share, (i) it would reduce the number of shares in the public float which may adversely affect liquidity of the Class A Common Stock, and (ii) it would not satisfy the National Market requirement that the public float have a market value of not less than $5 million. Management believes, however, that implementation of the Reverse Stock Split would result in the Class A Common Stock being eligible for trading on the Nasdaq Small Cap Market and that trading on that market would not, in and of itself, have a materially adverse effect upon the liquidity of the Class A Common Stock. In the event the $1.00 minimum bid price requirement cannot be achieved, the Class A Common Stock probably would trade in the so-called "pink sheets" or on Nasdaq's OTC Bulletin Board. The most likely result would be that the liquidity of the Class A Common Stock would be further impaired.

     If the market price of the Class A Common Stock increases to $1.00 or more per share or if the Company is able to maintain listing of the Class A Common Stock on the Nasdaq National Market or Small Cap Market without the necessity of the Reverse Stock Split, it is possible that the Board of Directors will not effect the split. On the one hand, a significantly higher stock price may stimulate greater interest in the Class A Common Stock by the financial community and the investing public, which may result in greater trading volume and liquidity. On the other hand, it is possible that any increase in the market price of the Class A Common Stock resulting from the Reverse Stock Split may be proportionately less than the decrease in the number of shares outstanding and that the liquidity of the Class A Common Stock after the Reverse Stock Split may be adversely affected due to the reduced number of shares of that class outstanding. Also, implementation of the Reverse Stock Split will result in additional Class A Common Stockholders owning "odd lots" (fewer than 100 shares) as to which brokerage commissions on resale could be higher than the commissions on 100-share lots.

     The Reverse Stock Split Proposal, if approved by Stockholders, will allow the Board of Directors to promptly implement a Reverse Stock Split without the delay and expense of calling a special meeting of Stockholders of the Company. The Board of Directors believes this flexibility is important and in the best interest of the Stockholders.

EFFECTS  OF  THE  REVERSE  STOCK  SPLIT
     The Reverse Stock Split will be implemented only in the event the Board of Directors, in its business judgment exercised at any time within one year after the date of the Special Meeting, determines that the Reverse Stock Split is necessary or desirable. The Reverse Stock Split will become effective ten calendar days (or such longer or shorter period as determined by the Board of Directors) after the announcement of such stock split by the latest of publication of a press release, filing of a Form 8-K with the Securities and Exchange Commission and notification to The Nasdaq Stock Market (the "Effective Date"). If the Reverse Stock Split Proposal is approved by the Stockholders at the Special Meeting, no further authorization or approval by the Stockholders will be required in order for the Board of Directors to implement the Reverse Stock Split.

     On the Effective Date, each five shares (the "Stock Split Ratio") of Class A and Class B Common Stock then issued and outstanding ("Pre-Split Common Stock") will be automatically exchanged for one share of the same class of Common Stock ("Post-Split Common Stock"). From and after the Effective Date, certificates representing shares of Pre-Split Common Stock will be deemed to represent the number of shares of Post-Split Common Stock, rounded up to the nearest whole share, into which the shares of Pre-Split Common Stock were converted.

     The following table summarizes the effect of the Reverse Stock Split on the outstanding securities of the Company:


                           NUMBER OF     OUTSTANDING SHARES  OUTSTANDING SHARES
CLASS OF SECURITY. .  AUTHORIZED SHARES      BEFORE SPLIT        AFTER SPLIT
--------------------  -----------------  ------------------  ------------------
Class A Common Stock         30,000,000          12,772,788           2,554,558
Class B Common Stock          2,250,000           1,273,715             254,743




     The number of authorized shares and par value of the Common Stock and Preferred Stock will not change. The number of shares of Class A Common Stock issuable upon exercise or conversion of outstanding stock options, stock purchase warrants, convertible securities (including the Preferred Stock) and other rights to purchase shares of Class A Common Stock will be reduced by the Stock Split Ratio, and the exercise or conversion price will be increased by the Stock Split Ratio. The effect is that the aggregate consideration payable upon exercise or conversion of all such securities will remain the same before and after the Reverse Stock Split and that, upon full exercise or conversion of such securities, the holder will be entitled to purchase the same relative amount of Class A Common Stock before and after the Reverse Stock Split. In addition, the number of shares of Class A Common Stock authorized to be issued under the Company's 1992 Stock Option Plan will be reduced by the Stock Split Ratio.

     The Company's Articles of Incorporation will not be amended in connection with the Reverse Stock Split. At the date of this Proxy Statement, the Articles of Incorporation provide that the ratio for conversion of the Preferred Stock into shares of Class A Common Stock shall be proportionately increased in the case of any combination of the outstanding shares of Class A Common Stock on the date that any such combination shall become effective. The proposed amendment to the Company's Articles of Incorporation (see Item 1 herein) will amend the Company's Articles of Incorporation to further provide that the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock shall be proportionately increased in the case of a combination of the outstanding shares of Class A Common Stock on the date that such combination shall become effective. If the proposed amendment to the Company's Articles of Incorporation (see Item 1 herein) is approved by the Stockholders, then on the Effective Date, (i) the Conversion Ratio of the Preferred Stock automatically will be changed from four shares of Class A Common Stock for each two shares of Preferred Stock that are converted to one share of Class A Common Stock for each 2.5 shares of Preferred Stock that are converted (the equivalent of 4/5ths of a share of Class A Common Stock for each two shares of Preferred Stock that are converted), and (ii) the market price of the Class A Common
Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock automatically will be increased from $6.00 per share to $30.00 per share. These automatic adjustments to the conversion rights of the Preferred Stock will not result in any changes to the relative rights and preferences of the Common Stock and Preferred Stock.

     In the unlikely event that the proposed amendment to the Company's Articles of Incorporation is not approved, then automatic adjustment of the conversion ratio with respect to the Preferred Stock will occur as of the Effective Date. However, the market price of the Class A Common Stock which triggers automatic conversion of the Preferred Stock will remain at $6.00 per share.

     The proposed amendment to the Articles of Incorporation, if effected, may result in substantial dilution to the holders of the Common Stock. See "Item 1-Approval of Amendment to Articles of Incorporation" for further discussion of the reasons for and effect of the proposed amendment to the Articles of Incorporation.

     If the Reverse Stock Split is implemented, then the decrease in the number of shares of Class A Common Stock outstanding and reserved for issuance pursuant to the exercise of outstanding options, warrants and convertible securities will result in an increase in the number of shares of Class A Common Stock available for issuance by the Board of Directors. The Board of Directors will determine whether, when and on what terms the issuance of shares of Class A Common Stock may be warranted. Like the presently authorized but unissued shares of Class A Common Stock, the additional shares of Class A Common Stock which will become available for issuance upon the implementation of the Reverse Stock Split will be available for issuance without further action by the Company's Stockholders, unless such action is required by applicable law or the rules of the Nasdaq Stock Market or any other stock exchange or stock market on which the Class A Common Stock may be listed in the future. Holders of Class A Common Stock and Preferred Stock have no preemptive rights to subscribe to or for any additional shares of the Company's capital stock. Except in certain cases such as stock dividends, the issuance of additional shares of Class A Common Stock would have the effect of diluting the voting power of existing Class A and Class B Common Stockholders.

EXCHANGE  OF  CERTIFICATES
     If the Reverse Stock Split is approved by the Common Stockholders and implemented by the Board of Directors, then as soon as practicable after the Effective Date Stockholders will be given the option, but will not be required, to exchange their certificates representing shares of Pre-Split Common Stock ("Pre-Split Certificates") for certificates representing the number of whole shares of Post-Split Class A Common Stock ("Post-Split Certificates") into which the shares of Pre-Split Common Stock have been converted as a result of the Reverse Stock Split. After the Effective Date, each Common Stockholder will receive a letter of transmittal from the Company's transfer agent, American Stock Transfer & Trust Company, New York, New York (the "Exchange Agent"), which will act as the Exchange Agent in the exchange of stock certificates, containing the necessary materials and instructions. In order to receive Post-Split Certificates, stockholders must surrender their Pre-Split Certificates pursuant to the Exchange Agent's instructions, together with properly executed and completed letters of transmittal and such evidence of ownership of such shares as the Company or the Exchange Agent may require, plus the applicable exchange fees. Pre-Split Certificates not presented for surrender after the Effective Date will be exchanged for Post-Split Certificates the first time they are presented for transfer. From and after the Effective Date, each Pre-Split Certificate will, until surrendered in exchange as described above, be deemed for all corporate purposes after the Effective Date to evidence ownership of the whole number of shares of Post-Split Class A Common Stock into which the shares evidenced by such Pre-Split Certificate have been converted pursuant to the Reverse Stock Split.

DO NOT SEND ANY STOCK CERTIFICATE TO THE COMPANY OR TO THE EXCHANGE AGENT AT THIS TIME. NOTIFICATION OF THE DETAILED PROCEDURES FOR EFFECTING THE EXCHANGE IF THE REVERSE STOCK SPLIT IS APPROVED AND IMPLEMENTED WILL BE PROVIDED AT A LATER DATE.

ROUNDING  UP  OF  FRACTIONAL  SHARES
     If the Reverse Stock Split is implemented, no fractional shares of Post-Split Class A Common Stock will be issued. Rather, all fractional shares will be rounded up to the nearest whole share. Management believes that the Company presently has approximately 4,400 shareholders. Accordingly, fewer than 4,400 additional shares of Class A Common Stock would be issued as a result of the rounding up of fractional shares. This would amount to approximately .03% of the 12,772,788 shares of Class A Common Stock outstanding as of the Record Date.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES
     The following is a summary of the anticipated federal income tax consequences of the Reverse Stock Split to Common Stockholders of the Company, if the Reverse Stock Split is implemented. This summary is based upon the Internal Revenue Code, the applicable treasury regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time and therefore could alter or modify the statements and conclusions set forth below. For the purpose of this discussion, it is assumed that the shares of Common Stock are held as capital assets by stockholders who are United States persons (i.e., citizens or residents of the United States or domestic corporations). This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular stockholder in light of such stockholder's personal investment circumstances, stockholders holding Common Stock as security for borrowings or those stockholders subject to special treatment under the federal income tax laws (for example, life insurance companies, tax-exempt organizations, foreign corporations and nonresident alien individuals). The summary also does not discuss any consequence of the Reverse Stock Split under any state, local, foreign, gift or estate tax laws.

     No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the Common Stockholders of the Company as a result of the Reverse Stock Split. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME TAX LAWS.

     The Company believes that the Reverse Stock Split, if implemented, would be a tax-free recapitalization to the Company and its Common Stockholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 368(A)(1)(E) of the Code, (i) no gain or loss will be recognized by the Company in connection with the Reverse Stock Split; and (ii) no gain or loss will be recognized by holders of Common Stock who exchange their shares of Pre-Split Common Stock for shares of Post-Split Common Stock, except that holders of Common Stock whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share will recognize gain for federal income tax purposes equal to the value of the additional fractional share. The Company expects that rounding up of fractional shares will result in an increase of less than .03% in the total number of shares of Class A and Class B Common Stock outstanding after any Reverse Stock Split.

VOTE  REQUIRED
     If quorums of the Class A Common Stock and the Class B Common Stock are present at the Special Meeting, the Reverse Stock Split will be approved if the votes cast favoring the action exceed the votes cast opposing the action by the holders of the Class A Common Stock and Class B Common Stock as separate voting groups. Properly signed proxies returned to the Company at or prior to the Special Meeting will be voted in favor of the Reverse Stock Split Proposal unless contrary instructions are specified.

NO  DISSENTERS'  RIGHTS  OF  APPRAISAL
     Under Colorado law, Stockholders are not entitled to dissenters' rights of appraisal with respect to the Reverse Stock Split Proposal.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as of September 15, 1998, with respect to the beneficial ownership of shares of Class A Common Stock and Class B Common Stock of the Company by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A and Class B Common Stock; (b) each executive officer and director; and
(c) all executive officers and directors as a group. Except as noted below, each person has sole voting and investment power over the shares indicated:



NAME AND ADDRESS OF                         AMOUNT AND NATURE OF      % OF COMMON STOCK
BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP(1)       OWNERSHIP(2)          %  OF  VOTING  POWER
                                       --------------  -------------  --------  --------  --------  --------  -----------
                                          CLASS A         CLASS B     CLASS A   CLASS B   CLASS A   CLASS B   COMBINED(3)
                                       --------------  -------------  --------  --------  --------  --------  -----------
Joseph A. Cutrona . . . . . . . . . .              -              -         -         -         -         -            -
    370 17th Street
    Denver, CO 80202
Morris Ginsburg . . . . . . . . . . .      863,950(4)     580,000(5)      6.3%     45.5%        *         -          *(6)
    370 17th Street
    Denver, CO    80202
Irwin L. Sandler. . . . . . . . . . .      533,320(7)     250,000(5)      4.0%     19.6%        *         -          *(6)
    370 17th Street
    Denver, CO    80202
Bill C. Bradley . . . . . . . . . . .   10,026,142(8)   1,273,715(8)     63.5%    100.0%     54.9%    100.0%        65.3%
    5999 Summerside Dr., #112
    Dallas, TX 75252
John R. Sloan . . . . . . . . . . . .              -              -         -         -         -         -            -
    5999 Summerside Dr., #112
    Dallas, TX 75252
Bobby L. Hashaway . . . . . . . . . .    1,989,270(9)             -      14.3%        -       6.4%        -          4.9%
    18524 Bay Pines Lane
    Dallas, TX 75287
William P. Clark, Jr. . . . . . . . .   1,999,270(10)             -      14.3%        -       6.4%        -          4.9%
    P.O. Box 208
    Lockhart, TX 78644
Leonard M. Snyder . . . . . . . . . .         10,000              -                   *         -         *            -*
    6260 N. Desert Moon Loop
    Tucson, AZ    85750
Vann R. Martin. . . . . . . . . . . .         10,000              -                   *         -         *            -*
    370 17th Street
    Denver, CO 80202
Mark Gengozian. . . . . . . . . . . .      55,000(11)             -                   *         -         *            -*
    370 17th Street
    Denver, CO    80202
Michael Feinstein(12) . . . . . . . .              -              -         -         -         -         -            -
    370 17th Street
    Denver, CO    80202
Pacific USA Holdings Corp.. . . . . .  10,026,142(13)  1,273,715(13)     63.5%    100.0%     54.9%    100.0%        65.3%
Pacific Electric
 Wire & Cable Co., Ltd.
Consumer Finance
 Holdings, Inc.
    5999 Summerside Drive, #106
    Dallas, TX    75252
Bud Karsh . . . . . . . . . . . . . .              -      443,715(5)      -(5)  34.9%(6)        -         -          -(5)
    10000 E. Yale #60
    Denver, CO 80231
All executive officers and directors.     10,678,412      1,273,715      65.1%    100.0%     55.1%    100.0%        65.5%
as a group (11 persons)


*  Represents  less  than  one  percent.

(1)        Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such  person,  directly  or  indirectly,  through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within 60 days, unless otherwise indicated. All shares are owned of record unless otherwise indicated. The table excludes the effect of approval and implementation of the proposed amendment to the  Company's  Articles  of Incorporation. The amendment will increase the number of shares of the Company's Class A Common
Stock  beneficially  owned by First CF Corp. from 1,178,118 shares to 4,712,472 shares on a pre-split basis. The effect will be  to increase the beneficial ownership of the Company's Class A Common Stock by Pacific USA and its subsidiaries to 70.1%.
However,  its voting power with respect to the Class A Common Stock and with respect to the Class A and Class B Common Stock as  a  single  voting  group  will  not  change  solely  as  a  result  of  the  amendment  being  effected.

(2)          Includes  all  shares  of Class A Common Stock and Class B Common Stock outstanding and assumes exercise of all outstanding  options  and  warrants and conversion of all outstanding debentures beneficially owned by the indicated person.

(3)     Includes all shares of Class A Common Stock and Class B Common Stock outstanding. Each share of Class A Common Stock has  one  vote per share while each share of Class B Common Stock has three votes per share. The Class B Common Stock may be converted  into Class A Common Stock on a share for share basis at the option of the holder thereof, and shall automatically be  converted in the event of its sale or transfer (whether by sale, assignment, gift, bequest, appointment or otherwise) or upon  death  of  the  holder. Excluded, however, from the automatic conversion are transfers of the Class B Common Stock for estate  planning purposes to or for the benefit of the original holder or members of his immediate family, provided that the original  holder  retains  both  voting  and  investment  power  over  the  stock  so  transferred.

(4)          Includes options to purchase 50,000 shares of Class A Common Stock at $2.125 per share, exercisable at any time until  January  3,  2002;  options to purchase 125,000 shares of Class A Common Stock at $3.00 per share, exercisable at any time  prior  to  June 30, 2002; options to purchase 50,000 shares of Class A Common Stock at $1.875 per share exercisable at any  time  prior to July 29, 2006; options to purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to August 25, 2007; and 580,000 shares of Class A Common Stock issuable upon conversion of the same number of  shares  of Class B Common Stock. Excludes 7,500 shares of Class A Common Stock owned by the spouse of Mr. Ginsburg as to which  he  disclaims  beneficial  ownership.

(5)      Messrs. Ginsburg, Sandler (through a family partnership of which he is sole general partner) and Karsh own 580,000,
250,000  and  443,715  shares, respectively, of Class B Common Stock. Messrs. Ginsburg and Sandler have granted an option to
Consumer  Finance  Holdings, Inc. ("CFH") to purchase all of their shares of Class B Common Stock exercisable until December
4,  2000.

(6)        Messrs. Ginsburg, Sandler and Karsh entered into an Agreement Among Certain Shareholders of Monaco Finance, Inc.,
dated  April  9,  1992,  in which Mr. Karsh appointed Messrs. Ginsburg and Sandler as his proxy and attorney-in-fact to each vote 50% of his Class B Common Stock. On December 4, 1997, Messrs. Ginsburg and Sandler transferred their voting rights with respect  to  these  shares  to Pacific USA, which, since it has sole voting power over those shares, may be deemed to be the beneficial  owner  thereof.  Mr.  Karsh  also may be deemed to be the beneficial owner of these shares since he retains sole dispositive  power  with  respect  thereto.

(7)          Includes options to purchase 50,000 shares of Class A Common Stock at $2.125 per share, exercisable at any time until  January  3,  2002;  options to purchase 125,000 shares of Class A Common Stock at $3.00 per share, exercisable at any time  prior  to June 30, 2002; options to purchase 50,000 shares of Class A Common Stock at $1.875 per share, exercisable at any  time  prior to July 29, 2006; options to purchase 56,250 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to August 25, 2007; and 250,000 shares of Class A Common Stock issuable upon conversion of the same number of  shares  of Class B Common Stock. Of the remaining shares listed for Irwin L. Sandler, 2,070 shares were purchased by Mr.
Sandler  through  the  custodial  account of his Keogh Plan. Mr. Sandler may be deemed the beneficial owner of these shares.

(8)     Mr. Bradley, as a director of Pacific USA, may be deemed to share voting and/or investment power with respect to the following  shares:  6,198,157  shares of Class A Common Stock owned of record by CFH; 811,152 shares of Class A Common Stock owned  of  record by First CF Corp.; 1,178,118 shares of Class A Common Stock issuable upon full conversion of the Preferred
Stock  owned  by First CF Corp.; and 565,000 shares of Class A Common Stock issuable upon full exercise of a promissory note due December 31, 1998, in the principal amount of $536,750 held by Pacific USA. In addition, Mr. Bradley may be deemed to be the  beneficial  owner  of  1,273,715 shares of Class B Common Stock as to which CFH has sole voting power. CFH also owns an option  to  purchase  the  830,000  shares  of  Class B Common Stock owned by Messrs. Ginsburg and Sandler exercisable until
December  4,  2000.

(9)         As a director of First CF Corp., Mr. Hashaway may be deemed to share voting and/or investment power over 811,152 shares  of  Class A Common Stock and 1,178,118 shares of Class A Common Stock issuable upon full conversion of the Preferred
Stock  owned  by  that  company.

(10)          As  a director of Pacific Southwest Bank, Mr. Clark may be deemed to share voting and/or investment power over
811,152  shares  of  Class  A Common Stock and 1,178,118 shares of Class A Common Stock issuable upon full conversion of the
Preferred  Stock  owned  by  First  CF  Corp.,  a  wholly-owned  subsidiary  of  that  bank.

(11)       Includes options to purchase 15,000 shares of Class A Common Stock at $1.875 per share any time prior to July 29,
2006;  and  options  to  purchase 39,900 shares of Class A Common Stock at $0.531 per share exercisable at any time prior to
August  25,  2007.

(12)          Mr.  Feinstein  is  no  longer  employed  by  the  Company  effective  April  1998.

(13)        Except as stated below, the information contained in the table, in this footnote and elsewhere herein is derived from a Schedule 13D dated March 16, 1998, filed by Pacific USA, Pacific Electric Wire & Cable Co., Ltd. ("Pacific Electric")
and  CFH  with the Securities and Exchange Commission. Pacific USA is a wholly-owned subsidiary of Pacific Electric. CFH and
First  CF Corp. are direct and indirect wholly-owned subsidiaries of Pacific USA. Accordingly, Pacific Electric and Pacific
USA  may  be  deemed  to  be the beneficial owners of all of the shares referred to in Note (8) above. On September 1, 1998, effective  as  of  July  1,  1998,  Pacific USA converted $4,463,250 in principal amount of a $5,000,000 loan into 4,698,157 shares  of Class A Common Stock at a conversion price of $.95 per share. The conversion price is the book value per share of the  Company's issued and outstanding Common Stock as of June 30, 1998. The closing price of the Class A Common Stock on the
Nasdaq  Stock  Market  was  $.50  per  share  on  June  30,  1998,  and  $.38  per  share  on  September  1,  1998.



                              PROXY SOLICITATION

     In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of Class A Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

                                OTHER BUSINESS

     The Board of Directors does not know of any business to be presented for consideration at the Special Meeting other than that stated in the attached Notice of Special Meeting. In the event that other business properly comes before the Special Meeting, the proxy holders identified in the form of proxy are authorized to vote or act in accordance with their judgment with respect to any such matter.

                           PROPOSALS BY STOCKHOLDERS

     Proposals by stockholders of the Company intended to be presented at the next annual meeting of stockholders of the Company must be received at the Company's executive offices no later than January 15, 1999, to be included in the Company's proxy statement and form of proxy relating to that meeting.

                      NOTICE TO BANKS, BROKER-DEALERS AND
                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Company whether other persons are the beneficial owners of the Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHARE-HOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE SPECIAL MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE A PRIOR PROXY AS SET FORTH IN THIS PROXY STATEMENT.

By  Order  of  the  Board  of  Directors,

------------------------------
Irwin  L.  Sandler,  Secretary
Denver,  Colorado
October  8,  1998

ANNEX  A


          Form of Articles of Amendment to Articles of Incorporation
                      if Reverse Stock Split is effected


                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The  name  of  the  corporation  is          MONACO  FINANCE,  INC.
                                                     ----------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on November 12, 1998, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

           No shares have been issued or Directors Elected - Action by Incorporators

          No shares have been issued but Directors Elected - Action by Directors

          Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

   X             Such amendment was adopted by a vote of the shareholders. The
----
number  of  shares  voted  for  the  amendment  was  sufficient  for approval.
--


The  Articles  of  Incorporation  shall  be  amended  by striking the existing
Section 4.1 of the Preferences, Limitations And Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1998-1 and inserting in lieu thereof the following new section:

     4.1 VOLUNTARY CONVERSION. The Preferred Stock may be converted in whole or in part at any time and from time to time into shares of Class A Common Stock ("Voluntary Conversion") at the rate of four shares of Class A
Common Stock for each two shares of Preferred Stock so converted (the "Conversion Ratio"). The Conversion Ratio is subject to automatic adjustment as provided in Section 4.8.

The  Articles  of  Incorporation  shall  be  amended  by striking the existing
Section 4.8 of the Preferences, Limitations And Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1998-1 and inserting in lieu thereof the following new section:

     4.8 STOCK SPLITS AND STOCK DIVIDENDS. In case the Corporation shall at any time issue Class A Common Stock -by way of dividend or other distribution on any stock of the Corporation or subdivide or combine the out-standing shares of Class A Common Stock, the Conversion Ratio and the market price of the Class A Common Stock that causes Automatic Conversion of the Preferred Stock into shares of Class A Common Stock as provided in Section
4.2 herein shall be decreased in the case of such issuance (on the day following the date fixed for determining sharehold-ers entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivi-sion or combination shall become effective) in same proportion as the increase or decrease in the outstanding shares of Class A Common Stock.


THIRD:    If  changing  corporate  name,  the  new  name of the corporation is



FOURTH:    The  manner,  if  not  set  forth  in  such amendment, in which any exchange,  reclassification,  or cancellation of issued shares provided for in
the  amendment  shall  be  effected,  is  as  follows:    None


If these amendments are to have a delayed effective date, please list that date:
(Not  to  exceed  ninety  (90)  days  from  the  date  of  filing)

                             MONACO FINANCE, INC.


                            Signature
                                      ----------------------------
                                      Morris  Ginsburg,  President

     PROXY          APPENDIX  A
                    -----------
                             MONACO FINANCE, INC.

                     THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                             MONACO FINANCE, INC.

     The undersigned hereby appoints Morris Ginsburg and Irwin L. Sandler, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.01 par value Class A Common
Stock of Monaco Finance, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on November 12, 1998 (the "Meeting"), or at any postponements, continuations or adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted
(i) FOR the proposal to amend the Company's Articles of Incorporation with respect to its 8% Cumulative Convertible Preferred Stock, Series 1998-1; (ii) FOR the proposal to authorize the Company's Board of Directors to effect a reverse split of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock on the basis of one share for each five shares then outstanding; and (iii) on such other matters as may properly come before the Meeting.

     1. Proposal to amend the Company's Articles of Incorporation with respect to its 8% Cumulative Convertible Preferred Stock , Series 1998-1 (the "Preferred Stock") to (i) change the Conversion Ratio of the Preferred Stock from one share of Class A Common Stock for each two shares of Preferred Stock that are converted to four shares of Class A Common Stock for each two shares of Preferred Stock that are converted, and (ii) to provide that the market price of the Class A Common Stock that causes automatic conversion of the Preferred Stock into shares of Class A Common Stock will be proportionately adjusted in the event of any issuance of Class A Common Stock as a dividend or other distribution or in the event of a subdivision or combination of the outstanding shares of Class A Common Stock.

      ____FOR                          ____AGAINST                ____ABSTAIN

     2. Proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock on the basis of one share for each five shares then outstanding.

      ____FOR                          ____AGAINST                ____ABSTAIN

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or at any postponements, continuations or adjournments thereof.

     Please sign exactly as your name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

Dated,________________1998

     ---------------------
     Authorized  Signature

     ---------------------
     Title
Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.